ANNUAL REPORT

Premier Money
Market Shares

March 31, 2003

Treasury Portfolio

Portfolio Management Review

In the following interview, Portfolio Managers Darlene Rasel and Jan Buenner discuss the market environment and investment strategy for the fund's most recent annual period ended March 31, 2003.

Q: How would you describe the economic environment for money market securities over the most recent one-year period?

A: For the past year and a half, the economy has experienced one small shock after another. First was September 11, 2001. Then, last summer a number of corporate scandals - including the Enron and WorldCom debacles - were brought to light. By January of this year, the buildup to the Iraqi war had begun in the public's mind, but that buildup really began last September, when President Bush gave a speech at the United Nations challenging the world body to rid Iraq of weapons of mass destruction. There hasn't been a long period of calm in which the economy has had a chance to recover from previous shocks. In light of continued economic weakness, the Federal Reserve Board, at its November 6, 2002, Open Market Committee meeting, chose to lower the federal funds rate by 50 basis points to 1.25%, where it has remained since then. At that time, though many observers expected the Fed to cut interest rates by 25 basis points, few expected a 50-basis-point move. With this action, the Fed clearly indicated that it wanted to jump-start the US economy. Monetary policy works with a lag, so the effect of such a cut typically emerges six to nine months later. We are approaching the time when the effects should show up in improved economic statistics, but we believe the ongoing war and rebuilding effort in Iraq could be masking those effects.

Portfolio Performance
As of March 31, 2003

7-Day Current Yield
Treasury Portfolio - Premier Money Market Shares	.37%

Past performance is no guarantee of future results.

Q: What impact did the buildup to the war have on money market yields?

A: Money market yields continued to fall during the period, and the money market yield curve has now flattened. This means that longer-term money market rates are approaching and even dipping below shorter-term rates. Short-term rates are anchored by the 1.25% federal funds rate. Until mid-March, the money market yield curve was positively sloped, with interest rates rising as maturities lengthened. If you purchased a three-, six- or 12-month security, there was a gradual yield pickup. That is not the case at present, though interest rate movements have certainly been volatile during the time of the buildup to the war and the war itself.

Q: Did stock market elation over the progress of the war affect the money markets?

A: It had a significant effect. That's why it's been so hard to pin down where money market yields are day-to-day. For example, the one-year LIBOR (the London Inter-Bank Offered Rate, a standard measurement for short-term interest rates) was 1.28% on March 31; just five days earlier, it was 1.39%. We consider that to be a substantial swing in less than one week.

Q: What was the fund's strategy during the period?

A: During the one-year period, we purchased securities across the money market maturity spectrum. During the latter part of the period, when one-year money market yields began to dip below shorter-term yields, we began to purchase short-term securities, in addition to the longer-dated securities we had purchased earlier.

Going forward, we will continue our insistence on the highest credit quality in the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

Darlene M. Rasel
Managing Director and Lead Portfolio Manager

Jan Buenner
Director and Portfolio Manager

A group of investment professionals is responsible for the day-to-day management of the fund. These professionals have a broad range of experience managing money market funds.

Notes

The fund's net yield is the annualized sum of the daily dividend rates for the period. Yields are historical, may fluctuate, and do not guarantee future performance.

Like all money market funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio of Investments as of March 31, 2003

Treasury Portfolio	Principal Amount ($)	Value ($)

Money Market Funds 3.2%
AIM Short-Term Investment Treasury Portfolio, 1.27% (Cost $2,000,000)	2,000,000	2,000,000

Short-Term Notes 41.6%
US Treasury Bills, 1.17%*, 8/14/2003	4,000,000	3,982,375
US Treasury Bills, 1.18%*, 5/1/2003	5,000,000	4,995,063
US Treasury Bills, 1.23%*, 7/10/2003	2,000,000	1,993,222
US Treasury Bills, 1.23%*, 7/17/2003	1,000,000	996,344
US Treasury Bills, 1.25%*, 6/19/2003	3,000,000	2,991,738
US Treasury Bills, 1.26%*, 6/5/2003	4,000,000	3,990,864
US Treasury Note, 3%, 1/31/2004	2,000,000	2,028,687
US Treasury Note, 5.5%, 5/31/2003	2,000,000	2,010,590
US Treasury Note, 5.75%, 4/30/2003	3,000,000	3,008,377
Total Short-Term Notes (Cost $25,997,260)		25,997,260

Repurchase Agreements (b) 55.2%
Credit Suisse, 1.2%, dated 2/25/2003, to be repurchased at $5,015,167 on 5/27/2003	5,000,000	5,000,000
Credit Suisse, 1.33%, dated 3/31/2003, to be repurchased at $3,000,111 on 4/1/2003	3,000,000	3,000,000
Greenwich Capital, 1.3%, dated 3/31/2003, to be repurchased at $11,000,397 on 4/1/2003	11,000,000	11,000,000
Goldman Sachs & Co., 1.3%, dated 3/31/2003, to be repurchased at $6,000,217 on 4/1/2003	6,000,000	6,000,000
J.P. Morgan Securities, Inc., 1.27%, dated 3/31/2003, to be repurchased at $2,000,071 on 4/1/2003	2,000,000	2,000,000
Morgan Stanley Dean Witter & Co., 1.27%, dated 3/31/2003, to be repurchased at $2,000,071 on 4/1/2003	2,000,000	2,000,000
State Street Bank and Trust Co., 1.3%, dated 3/31/2003, to be repurchased at $5,492,198 on 4/1/2003	5,492,000	5,492,000
Total Repurchase Agreements (Cost $34,492,000)		34,492,000
Total Investments Portfolio - 100.0% (Cost $62,489,260) (a)		62,489,260

* Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $62,489,260.
(b) Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities - Treasury Portfolio as of March 31, 2003
Assets
Investments in securities, at amortized cost	$ 27,997,260
Repurchase agreements, at amortized cost	34,492,000
Cash	128
Interest receivable	128,225
Due from Advisor	8,809
Other assets	117
Total assets	62,626,539
Liabilities
Accrued management fee	9,844
Other accrued expenses and payables	62,023
Total liabilities	71,867
Net assets, at value	$ 62,554,672
Net Assets
Net assets consist of: Undistributed net investment income	21,774
Paid-in capital	62,532,898
Net assets, at value	$ 62,554,672
Net Asset Value
Service Shares Net assets applicable to shares outstanding	$ 31,557,783
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	31,557,229
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premier Money Market Shares Net assets applicable to shares outstanding	$ 30,996,889
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	30,998,386
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2003
Investment Income	Treasury Portfolio
Income: Interest	$ 1,014,803
Expenses: Management fee	91,133
Services to shareholders	59,828
Custodian fees	15,228
Distribution service fees	156,362
Auditing	11,443
Legal	1,327
Trustees' fees and expenses	14,537
Reports to shareholders	14,028
Registration fees	1,264
Other	12,961
Total expenses, before expense reductions	378,111
Expense reductions	(34,533)
Total expenses, after expense reductions	343,578
Net investment income	671,225
Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	966
Net increase (decrease) in net assets resulting from operations	$ 672,191

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Treasury Portfolio
	Years Ended March 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 671,225	$ 1,959,178
Net realized gain on investment transactions	966	5,442
Net increase (decrease) in net assets resulting from operations	672,191	1,964,620
Distributions to shareholders from: Net investment income (Service Shares)	(469,806)	(1,543,019)
Net investment income (Premier Money Market Shares)	(190,760)	(415,031)
Fund share transactions: Proceeds from shares sold	79,863,034	85,670,357
Reinvestment of distributions	699,062	1,952,608
Cost of shares redeemed	(90,299,577)	(103,839,947)
Net increase (decrease) in net assets from Fund share transactions	(9,737,481)	(16,216,982)
Increase (decrease) in net assets	(9,725,856)	(16,210,412)
Net assets at beginning of period	72,280,528	88,490,940
Net assets at end of period (including undistributed net investment income of $21,774 at March 31, 2003)	$ 62,554,672	$ 72,280,528

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Treasury Portfolio - Premier Money Market Shares

Years Ended March 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.007	.02	.05
Less distributions from net investment income	(.007)	(.02)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.69[b]	1.99	5.04b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	31	21	22
Ratio of expenses before expense reductions (%)	.95	.93	1.12c*
Ratio of expenses after expense reductions (%)	.94	.93	1.00c*
Ratio of net investment income (%)	.73	2.16	5.20*

a For the period April 28, 2000 (commencement of operations) to March 31, 2001.
b Total return would have been lower had certain expenses not been reduced.
c The ratios of operating expenses excluding costs incurred with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.10% and 1.00% respectively.
* Annualized
** Not annualized

Notes to Financial Statements

1. Significant Accounting Policies

Investors Cash Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund offers two series of shares (portfolios) - the Government Securities Portfolio and the Treasury Portfolio. The Treasury Portfolio offers Service Shares and Premier Money Market Shares. Certain detailed financial information for Service Shares of the Treasury Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

At March 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Treasury Portfolio
Undistributed ordinary income*	$ 23,604

In addition, during the year ended March 31, 2003, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Treasury Portfolio
Distributions from ordinary income*	$ 660,566

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Fund arising in connection with each specific Portfolio are allocated to that Portfolio. Other Fund expenses which cannot be directly attributed to each Portfolio are apportioned among the Portfolios in the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

Until July 31, 2003, the Advisor has agreed to waive and reimburse certain operating expenses of the Fund as follows:

Portfolio	Expense Limit*
Treasury Portfolio: Service Shares	.25%
Premier Money Market Shares	1.00%

* Certain expenses such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation.

Under this arrangement, the Advisor reimbursed the Treasury Portfolio-Service Shares $9,828 for certain expenses of the Service Share class for the year ended March 31, 2003.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The cost and expenses of such delegation are borne by SISC, not by the Fund. For the year ended March 31, 2003, the amount charged to the Service Shares and Premier Money Market Shares of the Treasury Portfolio by SISC aggregated as follows:

Portfolio	Total Aggregated	Shareholder service fees waived by SISC	Unpaid at March 31, 2003
Treasury Portfolio:
Service Shares	$ 6,283	$ 6,283	$ -
Premier Money Market Shares	51,149	1,379	4,218

Distribution Services Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of the Premier Money Market Shares of the Treasury Portfolio. For the year ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Treasury Portfolio: Premier Money Market Shares	$ 70,073	$ 6,786

SDI provides information and administrative services ("Service Fee") to the Service Shares and Premier Money Market Shares of the Treasury Portfolio at an annual fee of up to 0.25% of average daily net assets. For the year ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Service Fee Waived by SDI	Unpaid at March 31, 2003	Effective Rate (%)
Treasury Portfolio: Service Shares	$ 16,363	$ 16,363	$ -	.00
Premier Money Market Shares	69,926	-	6,786.25

SDI has related service agreements with various firms to provide cash management and other services for Fund shareholders. SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended March 31, 2003, the Treasury Portfolio's custodian and transfer agent fees were reduced by $680 and $0, respectively, under these arrangements.

4. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Treasury Portfolio	Year ended March 31, 2003		Year ended March 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	18,186,952	$ 18,186,951	31,543,738	$ 31,530,254
Premier Money Market Shares	61,676,083	61,676,083	54,145,756	54,140,103
		$ 79,863,034		$ 85,670,357
Shares issued to shareholders in reinvestment of distributions
Service Shares	488,720	$ 488,720	1,478,389	$ 1,478,389
Premier Money Market Shares	210,342	210,342	474,219	474,219
		$ 699,062		$ 1,952,608
Shares redeemed
Service Shares	(38,055,107)	$ (38,055,107)	(48,901,269)	$ (48,901,214)
Premier Money Market Shares	(52,244,470)	(52,244,470)	(54,938,678)	(54,938,733)
		$ (90,299,577)		$ (103,839,947)
Net increase (decrease)
Service Shares	(19,379,435)	$ (19,379,436)	(15,879,142)	$ (15,892,571)
Premier Money Market Shares	9,641,955	9,641,955	(318,703)	(324,411)
		$ (9,737,481)		$ (16,216,982)

Report of Ernst & Young LLP, Independent Auditors

The Board of Trustees and Shareholders
Investors Cash Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Treasury Portfolio (the "Fund"), one of the portfolios constituting the Investors Cash Trust, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasury Portfolio of the Investors Cash Trust at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.

Boston, MA
May 20, 2003

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of March 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3,4] (57) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
200
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[5] (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Darlene Rasel (51) Vice President, April 2002-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[5] (40) Assistant Treasurer, 1998-present	Managing Director, Deutsche Asset Management	n/a
John Millette[5] (40) Secretary, 2001-present	Vice President, Deutsche Asset Management	n/a
Caroline Pearson[5] (40) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Mr. Hale was elected President of the fund on March 19, 2003.
4 Address: One South Street, Baltimore, Maryland
5 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Notes

Notes

Notes

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

This report is not to be distributed unless preceded or accompanied by an Investors Cash Trust prospectus.